UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2026

WORKSPORT LTD.

(Exact name of registrant as specified in its charter)

Nevada	001-40681	35-2696895
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 N America Dr

West Seneca, New York 14224

(Address of principal executive offices) (ZIP Code)

(888) 554-8789

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common	WKSP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 17, 2026, Worksport Ltd. (the “Company”) entered into a securities purchase agreement (the “First Purchase Agreement”) with an investor (the “Purchaser”), pursuant to which the Company agreed to issue and sell to the Purchaser in a registered direct offering (the “First Offering”): (i) 208,333 shares (the “First Offering Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at an offering price of $1.20 per unit (each unit consisting of one share and one Common Warrant, as defined herein), and (ii) common stock purchase warrants (the “Common Warrants”) to purchase up to 208,333 shares of Common Stock (or up to 291,667 shares of Common Stock upon cashless exercise, the “Warrant Shares”), for aggregate gross proceeds of $250,000, before deducting placement agent fees and other offering expenses payable by the Company. The First Offering closed on June 18, 2026.

The Common Warrants have an exercise price of $1.50 per share, are immediately exercisable, and will expire on the fifth anniversary of the date of issuance. The Common Warrants include a cashless exercise feature pursuant to which the holder is entitled to receive 1.4 shares of Common Stock for each share of Common Stock for which the warrant is being exercised, without payment of the exercise price. The cashless exercise feature is available at all times regardless of whether there is an effective registration statement covering the Warrant Shares. The Common Warrants contain an ownership limitation pursuant to which the holder does not have the right to exercise any portion of the Common Warrants if it would result in the holder (together with its affiliates) beneficially owning more than 4.99% (or, upon election by the holder, 9.99%) of the Company’s outstanding Common Stock.

The First Offering Shares and the Warrant Shares are being offered pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-291582) that was declared effective by the Securities and Exchange Commission (the “Commission”) on December 12, 2025 (the “Registration Statement”), and a prospectus supplement dated June 18, 2026, which was filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the “Securities Act”).

In connection with the First Offering, the Company also entered into a placement agency agreement (the “Placement Agency Agreement”) with D. Boral Capital LLC (the “Placement Agent”), pursuant to which the Placement Agent agreed to serve as the exclusive placement agent for the Company in connection with the First Offering on a “reasonable best efforts” basis. Pursuant to the Placement Agency Agreement, the Company agreed to pay the Placement Agent a cash fee equal to 7% of the aggregate gross proceeds of the First Offering.

Pursuant to the terms of the First Purchase Agreement, until ten (10) Trading Days following the closing date, the Company agreed not to issue (or enter into any agreement to issue) any shares of Common Stock or Common Stock Equivalents (as defined in the First Purchase Agreement), subject to certain exceptions, including an exception for follow-on transactions with the Purchaser and Exempt Issuances (as defined in the First Purchase Agreement). The Purchaser subsequently waived such restrictions in connection with the Second Offering (as defined below).

On June 18, 2026, the Company entered into a second securities purchase agreement (the “Second Purchase Agreement”) with the same Purchaser, pursuant to which the Company agreed to issue and sell to the Purchaser in a separate registered direct offering (the “Second Offering”) 675,529 shares (the “Second Offering Shares”) of Common Stock at an offering price of $0.70 per share, for aggregate gross proceeds of approximately $472,870, before deducting Placement Agent fees and other offering expenses payable by the Company. The Second Offering also closed on June 18, 2026. No warrants or other derivative securities were issued in connection with the Second Offering. The Company intends to use the net proceeds from both offerings for working capital and general corporate purposes.

The Second Offering Shares are being offered pursuant to the Registration Statement and a prospectus supplement dated June 18, 2026, which was filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act.

The Placement Agent is entitled to a cash fee equal to 5% of the aggregate gross proceeds of the Second Offering pursuant to the tail financing provisions of the Placement Agency Agreement entered into in connection with the First Offering, as the Purchaser was introduced to the Company by the Placement Agent during the term of such agreement.

The First Purchase Agreement, the Placement Agency Agreement, and form of Common Warrant are filed as Exhibits 10.1, 1.1, and 4.1, respectively, to this Current Report on Form 8-K and are incorporated by reference herein. The Second Purchase Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing summaries of the offerings and the securities issued in connection therewith do not purport to be complete and are qualified in their entirety by reference to the definitive transaction documents attached hereto.

Item 7.01. Regulation FD Disclosure.

On June 18, 2026, the Company issued a press release announcing the offerings described in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is furnished herewith as Exhibit 99.1.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Form of Placement Agency Agreement, dated June 18, 2026, by and between the Company and D. Boral Capital LLC
4.1	Form of Common Warrant
10.1	Form of Securities Purchase Agreement, dated June 17, 2026, by and between the Company and the Purchaser signatory thereto (First Offering)
10.2	Form of Securities Purchase Agreement, dated June 18, 2026, by and between the Company and the Purchaser signatory thereto (Second Offering)
99.1	Press Release, dated June 18, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORKSPORT LTD.

Date: June 24, 2026	By:	/s/ Steven Rossi
	Name:	Steven Rossi
	Title:	Chief Executive Officer (Principal Executive Officer)